NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

MFA SEPARATE ACCOUNTS I AND II
AND
VLI SEPARATE ACCOUNT

UNAUDITED SEMI-ANNUAL REPORT
------------------------------------------------------------------------------
               MAINSTAY
   VP SERIES FUND, INC.
                      June 30, 2001
------------------------------------------------------------------------------
This is a Report by the
     MainStay VP Series
                  Fund,
   Inc. for the general
  information of Multi-
     Funded Annuity and
Variable Life Insurance
     policyowners. This
                 Report
does not offer for sale
   or solicit orders to
   purchase securities.

         NEW YORK LIFE
             INSURANCE
           AND ANNUITY
           CORPORATION
                [NY Life Logo]

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

I am pleased to present the Semi-Annual Report for the six-month period ending June 30, 2001 for the Facilitator(R) Multi-Funded Variable Annuity (MFA) and Variable Life Insurance (VLI) policies issued by New York Life Insurance and Annuity Corporation (NYLIAC).

NYLIAC MFA and VLI policies offer a diversified group of investment options. As a policyowner, you benefit from the experience and professional management of leading investment advisors MacKay Shields LLC and New York Life Investment Management LLC, who work diligently on your behalf. As always, your financial well-being is our goal.

This Semi-Annual Report contains valuable information, including financial statements for each of the investment divisions available with our Facilitator(R) Variable Annuity and Variable Life Insurance policies. Policyowners of NYLIAC MFA can refer to page 3 and policyowners of NYLIAC VLI should refer to page 18 for their respective financial statements. Commentaries from the Portfolio Managers are also included in this report.

We remain committed to being the soundest, strongest and easiest company to do business with. We owe our financial strength to you, our valued clients, who continue to place your trust in us. This strength, in turn, allows us to keep our financial promises to you. We are dedicated to the values of integrity and humanity, which we employ toward one goal: to be there when our clients need us.

Thank you for making us "The Company You Keep(R)".

/s/ FEDERICK J. SIEVERT

Frederick J. Sievert
President
New York Life Insurance and Annuity Corporation
(A Delaware Corporation)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2001 (Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund,
    Inc., at net asset value............  $ 80,517,667   $165,731,081   $ 18,271,947   $ 37,578,998   $  2,861,476   $  4,739,605

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk and
    administrative charges..............       268,594        766,673         57,692        164,227          9,029         21,362
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $ 80,249,073   $164,964,408   $ 18,214,255   $ 37,414,771   $  2,852,447   $  4,718,243
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners................  $ 80,249,073   $164,964,408   $ 18,214,255   $ 37,414,771   $  2,852,447   $  4,718,243
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      68.34   $      62.61   $      36.43   $      33.38   $      22.96   $      21.04
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 80,873,714   $154,061,291   $ 18,309,437   $ 37,267,469   $  2,861,483   $  4,739,596
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001 (Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $         --   $         --   $      6,039   $     12,270   $     69,458   $    117,889
  Mortality and expense risk and
    administrative charges..............      (529,484)    (1,497,675)      (115,074)      (327,222)       (17,626)       (42,035)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (529,484)    (1,497,675)      (109,035)      (314,952)        51,832         75,854
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....     9,335,787     11,295,812      1,757,083      2,307,208        486,920        614,430
  Cost of investments sold..............    (6,593,320)    (8,108,345)    (1,791,645)    (2,306,029)      (486,919)      (614,420)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................     2,742,467      3,187,467        (34,562)         1,179              1             10
  Realized gain distribution received...            --             --             --             --             10             17
  Change in unrealized appreciation
    (depreciation) on investments.......   (13,649,364)   (24,922,238)       751,371      1,461,005             (1)            (9)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....   (10,906,897)   (21,734,771)       716,809      1,462,184             10             18
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in total
          equity resulting from
          operations....................  $(11,436,381)  $(23,232,446)  $    607,774   $  1,147,232   $     51,842   $     75,872
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the six months ended June 30, 2001
and the year ended December 31, 2000
(Unaudited)

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                          ------------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                          ------------------------------      ------------------------------
                                                              2001              2000              2001              2000
                                                          ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........................  $   (529,484)     $   (874,383)     $ (1,497,675)     $ (2,714,927)
    Net realized gain (loss) on investments.............     2,742,467        11,767,511         3,187,467        14,919,310
    Realized gain distribution received.................            --         9,155,673                --        18,058,703
    Change in unrealized appreciation (depreciation) on
      investments.......................................   (13,649,364)      (25,039,948)      (24,922,238)      (40,880,979)
                                                          ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity resulting
        from operations.................................   (11,436,381)       (4,991,147)      (23,232,446)      (10,617,893)
                                                          ------------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Policyowners' premium payments......................       377,885           548,293         1,205,627         2,854,676
    Policyowners' surrenders............................    (7,605,113)      (25,327,333)       (9,837,271)      (32,312,227)
    Policyowners' annuity and death benefits............      (531,841)         (546,290)         (214,533)       (1,732,113)
    Net transfers from (to) Fixed Account...............       (52,713)          969,543          (265,164)          948,980
    Transfers between Investment Divisions..............      (611,613)        3,418,535          (324,057)        1,119,573
                                                          ------------      ------------      ------------      ------------
      Net contributions and (withdrawals)...............    (8,423,395)      (20,937,252)       (9,435,398)      (29,121,111)
                                                          ------------      ------------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................        14,830            48,167            40,801           127,589
                                                          ------------      ------------      ------------      ------------
        Increase (decrease) in total equity.............   (19,844,946)      (25,880,232)      (32,627,043)      (39,611,415)
TOTAL EQUITY:
    Beginning of period.................................   100,094,019       125,974,251       197,591,451       237,202,866
                                                          ------------      ------------      ------------      ------------
    End of period.......................................  $ 80,249,073      $100,094,019      $164,964,408      $197,591,451
                                                          ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2001           2000           2001           2000           2001           2000           2001           2000
    -----------------------------------------------------------------------------------------------------------------
    $   (109,035)  $    933,237   $   (314,952)  $  1,720,106   $     51,832   $    199,422   $     75,854   $    222,916
         (34,562)      (504,497)         1,179       (229,462)             1             11             10             29
              --             --             --             --             10             --             17             --
         751,371      1,150,549      1,461,005      1,471,839             (1)            (6)            (9)           (14)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         607,774      1,579,289      1,147,232      2,962,483         51,842        199,427         75,872        222,931
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         186,637        231,391        369,295        684,243          7,972         46,187         77,406        160,263
      (1,623,488)    (4,861,562)    (2,128,813)    (7,686,983)      (315,145)    (2,337,239)      (522,870)    (1,420,262)
         (94,322)      (280,214)       (46,974)      (330,489)        (3,100)       (11,902)        (7,831)       (72,940)
          50,543       (191,684)       (13,669)      (122,268)         3,962        (40,978)         4,664         (7,941)
         354,730     (4,926,635)       129,126     (1,177,485)       260,542      1,506,431        201,823         61,168
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (1,125,900)   (10,028,704)    (1,691,035)    (8,632,982)       (45,769)      (837,501)      (246,808)    (1,279,712)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (1,480)        (5,265)        (4,180)       (14,213)          (189)          (606)          (414)        (1,091)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (519,606)    (8,454,680)      (547,983)    (5,684,712)         5,884       (638,680)      (171,350)    (1,057,872)
      18,733,861     27,188,541     37,962,754     43,647,466      2,846,563      3,485,243      4,889,593      5,947,465
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 18,214,255   $ 18,733,861   $ 37,414,771   $ 37,962,754   $  2,852,447   $  2,846,563   $  4,718,243   $  4,889,593
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2001 (Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP
    Series Fund, Inc., at net asset
    value...............................  $ 99,533,964   $ 16,338,130   $ 31,214,040   $  4,107,821   $  4,294,767   $    625,167

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk and
    administrative charges..............       331,664         75,746         98,575         18,023         13,799          2,779
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $ 99,202,300   $ 16,262,384   $ 31,115,465   $  4,089,798   $  4,280,968   $    622,388
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners................  $ 99,202,300   $ 16,262,384   $ 31,115,465   $  4,089,798   $  4,280,968   $    622,388
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      68.34   $      62.61   $      36.57   $      33.43   $      22.96   $      21.04
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $101,066,982   $ 15,995,861   $ 31,069,532   $  4,074,449   $  4,294,768   $    625,169
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001 (Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $         --   $         --   $     10,312   $      1,344   $    109,879   $     14,725
  Mortality and expense risk and
    administrative charges..............      (658,859)      (147,834)      (194,059)       (36,057)       (27,745)        (5,286)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (658,859)      (147,834)      (183,747)       (34,713)        82,134          9,439
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    13,811,075      1,182,618      3,065,405        318,182      1,092,505        240,216
  Cost of investments sold..............    (9,842,587)      (842,410)    (3,147,346)      (342,962)    (1,092,508)      (240,217)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................     3,968,488        340,208        (81,941)       (24,780)            (3)            (1)
  Realized gain distribution received...            --             --             --             --             15              2
  Change in unrealized appreciation
    (depreciation) on investments.......   (17,805,289)    (2,492,472)     1,280,565        186,412              3              1
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....   (13,836,801)    (2,152,264)     1,198,624        161,632             15              2
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in total
          equity resulting from
          operations....................  $(14,495,660)  $ (2,300,098)  $  1,014,877   $    126,919   $     82,149   $      9,441
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the six months ended June 30, 2001
and the year ended December 31, 2000
(Unaudited)

                                                                                      COMMON STOCK
                                                                                  INVESTMENT DIVISIONS
                                                           ------------------------------------------------------------------
                                                                   SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                      POLICIES                            POLICIES
                                                           ------------------------------      ------------------------------
                                                               2001              2000              2001              2000
                                                           ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss).........................  $   (658,859)     $ (1,096,807)     $   (147,834)     $   (257,173)
    Net realized gain (loss) on investments..............     3,968,488        11,877,856           340,208         1,327,143
    Realized gain distribution received..................            --        11,529,725                --         1,771,935
    Change in unrealized appreciation (depreciation) on
      investments........................................   (17,805,289)      (28,611,945)       (2,492,472)       (3,893,590)
                                                           ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity resulting
        from operations..................................   (14,495,660)       (6,301,171)       (2,300,098)       (1,051,685)
                                                           ------------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Policyowners' premium payments.......................      (192,286)          242,274            91,808           261,112
    Policyowners' surrenders.............................    (8,776,765)      (26,109,884)         (614,928)       (2,187,075)
    Policyowners' annuity and death benefits.............    (1,563,372)       (2,157,103)          (48,561)         (231,990)
    Net transfers from (to) Fixed Account................       (63,053)          515,283           (94,519)          108,540
    Transfers between Investment Divisions...............    (1,683,529)       11,369,132          (170,522)          310,983
                                                           ------------      ------------      ------------      ------------
      Net contributions and (withdrawals)................   (12,279,005)      (16,140,298)         (836,722)       (1,738,430)
                                                           ------------      ------------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account............................        18,743            58,810             3,998            12,131
                                                           ------------      ------------      ------------      ------------
        Increase (decrease) in total equity..............   (26,755,922)      (22,382,659)       (3,132,822)       (2,777,984)
TOTAL EQUITY:
  Beginning of period....................................   125,958,222       148,340,881        19,395,206        22,173,190
                                                           ------------      ------------      ------------      ------------
  End of period..........................................  $ 99,202,300      $125,958,222      $ 16,262,384      $ 19,395,206
                                                           ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2001           2000           2001           2000           2001           2000           2001           2000
    -----------------------------------------------------------------------------------------------------------------
    $   (183,747)  $  1,556,877   $    (34,713)  $    192,043   $     82,134   $    239,572   $      9,439   $     27,801
         (81,941)    (1,421,560)       (24,780)       (36,953)            (3)            20             (1)             1
              --             --             --             --             15             --              2             --
       1,280,565      2,503,760        186,412        172,902              3             (7)             1              1
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,014,877      2,639,077        126,919        327,992         82,149        239,585          9,441         27,803
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (114,760)       (10,340)        30,032         65,037             --          1,022          5,920         10,690
      (2,161,000)    (6,720,455)      (247,209)      (739,892)      (600,302)    (1,274,296)      (111,016)       (80,087)
        (442,405)      (722,752)       (24,380)       (75,958)      (186,815)       (15,241)        (3,490)       (22,707)
         (27,848)        76,404         (3,009)       (63,307)            --         99,060         (2,758)        (5,682)
       1,570,020    (11,496,953)        (8,532)       (94,927)       119,013        132,555        179,696       (216,345)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (1,175,993)   (18,874,096)      (253,098)      (909,047)      (668,104)    (1,056,900)        68,352       (314,131)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (2,475)        (8,813)          (463)        (1,576)          (282)          (742)           (52)          (137)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (163,591)   (16,243,832)      (126,642)      (582,631)      (586,237)      (818,057)        77,741       (286,465)
      31,279,056     47,522,888      4,216,440      4,799,071      4,867,205      5,685,262        544,647        831,112
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 31,115,465   $ 31,279,056   $  4,089,798   $  4,216,440   $  4,280,968   $  4,867,205   $    622,388   $    544,647
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

  Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II are invested exclusively in shares of the MainStay VP Series Fund, Inc. (formerly, "New York Life MFA Series Fund, Inc."), a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

  There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the Growth Equity Portfolio, the Bond Investment Divisions invest in the Bond Portfolio, and the Money Market Investment Divisions invest in the Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to Policyowner instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At June 30, 2001, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................     3,731        7,679         1,396         2,872         2,861         4,740
Identified cost*...........................  $ 80,874     $154,061       $18,309       $37,267        $2,861        $4,740
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................     4,612          757         2,385           314         4,295           625
Identified cost*...........................  $101,067     $ 15,996       $31,070       $ 4,074        $4,295        $  625

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Transactions in MainStay VP Series Fund, Inc. shares for the six months ended June 30, 2001, were as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $   358       $   333       $   517        $  289       $   489        $  443
Proceeds from sales........................    9,336        11,296         1,757         2,307           487           614
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $   831       $   197       $ 1,699        $   29       $   504        $  318
Proceeds from sales........................   13,811         1,183         3,065           318         1,093           240

--------------------------------------------------------------------------------
NOTE 3--Mortality and Expense Risk and Administrative Charges:
--------------------------------------------------------------------------------

Separate Account-I and Separate Account-II are charged for administrative services provided for Flexible Premium Policies, and Single and Flexible Premium Policies are charged for the mortality and expense risks assumed by NYLIAC. These charges are made daily at an annual rate of 1.25% of the daily net asset value for Single Premium Policies and 1.75% of the daily net asset value for Flexible Premium Policies of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

Separate Account-I and Separate Account-II do not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the six months ended June 30, 2001 and the year ended December 31, 2000, were as follows:

                                                                        COMMON STOCK INVESTMENT DIVISIONS
                                                              -----------------------------------------------------
                                                                  SINGLE PREMIUM               FLEXIBLE PREMIUM
                                                                     POLICIES                      POLICIES
                                                              -----------------------       -----------------------
                                                                2001           2000           2001           2000
                                                              -----------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued on premium payments............................       6              7             19             38
Units redeemed on surrenders................................    (108)          (316)          (153)          (433)
Units redeemed on annuity and death benefits................      (7)            (7)            (3)           (23)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................      (1)            12             (4)            13
Units issued (redeemed) on transfers between
  Investment Divisions......................................     (10)            43             (5)            15
                                                               -----          -----          -----          -----
    Net increase (decrease).................................    (120)          (261)          (146)          (390)
Units outstanding, beginning of period......................   1,294          1,555          2,781          3,171
                                                               -----          -----          -----          -----
Units outstanding, end of period............................   1,174          1,294          2,635          2,781
                                                               =====          =====          =====          =====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued on premium payments............................      (3)             3              2              4
Units redeemed on surrenders................................    (124)          (327)           (10)           (29)
Units redeemed on annuity and death benefits................     (22)           (27)            (1)            (3)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................      (1)             6             (1)             1
Units issued (redeemed) on transfers between
  Investment Divisions......................................     (26)           142             (3)             4
                                                               -----          -----          -----          -----
    Net increase (decrease).................................    (176)          (203)           (13)           (23)
Units outstanding, beginning of period......................   1,628          1,831            273            296
                                                               -----          -----          -----          -----
Units outstanding, end of period............................   1,452          1,628            260            273
                                                               =====          =====          =====          =====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

            BOND INVESTMENT DIVISIONS               MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------------   -----------------------------------------
      SINGLE PREMIUM       FLEXIBLE PREMIUM       SINGLE PREMIUM       FLEXIBLE PREMIUM
         POLICIES              POLICIES              POLICIES              POLICIES
    -------------------   -------------------   -------------------   -------------------
      2001       2000       2001       2000       2001       2000       2001       2000
    -------------------------------------------------------------------------------------
         5          7         11         22         --          2          4          8
       (45)      (146)       (64)      (251)       (14)      (105)       (25)       (70)
        (2)        (9)        (1)       (10)        --         --         --         (4)
         1         (6)        (1)        (4)        --         (2)        --         --
        10       (151)         4        (39)        12         69          9          3
     -----      -----      -----      -----      -----      -----      -----      -----
       (31)      (305)       (51)      (282)        (2)       (36)       (12)       (63)
       531        836      1,172      1,454        126        162        236        299
     -----      -----      -----      -----      -----      -----      -----      -----
       500        531      1,121      1,172        124        126        224        236
     =====      =====      =====      =====      =====      =====      =====      =====
        (3)        --          1          2         --         --         --         --
       (60)      (201)        (8)       (24)       (29)       (58)        (5)        (4)
       (12)       (22)        (1)        (3)        (6)        (1)        --         (1)
        (1)         2         --         (2)        --          5         --         --
        43       (351)        --         (3)         5          6          9        (11)
     -----      -----      -----      -----      -----      -----      -----      -----
       (33)      (572)        (8)       (30)       (30)       (48)         4        (16)
       884      1,456        130        160        216        264         26         42
     -----      -----      -----      -----      -----      -----      -----      -----
       851        884        122        130        186        216         30         26
     =====      =====      =====      =====      =====      =====      =====      =====

NOTE 6--Selected Per Unit Data+:
--------------------------------------------------------------------------------

The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each period) with respect to each Investment Division of Separate Account-I and Separate Account-II:

                                                                                  SINGLE PREMIUM POLICIES
                                                              ---------------------------------------------------------------
             COMMON STOCK INVESTMENT DIVISIONS                 2001     2000        1999        1998        1997        1996
                                                              ---------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $77.35   $81.03      $63.13      $50.50      $40.34      $32.81
Net investment income (loss)................................   (0.43)   (0.61)      (0.46)      (0.27)      (0.24)      (0.12)
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received.....   (8.58)   (3.07)      18.36       12.90       10.40        7.65
                                                              ------   ------      ------      ------      ------      ------
Unit value, end of period...................................  $68.34   $77.35      $81.03      $63.13      $50.50      $40.34
                                                              ======   ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $77.35   $81.03      $63.13      $50.50      $40.34      $32.81
Net investment income (loss)................................   (0.43)   (0.61)      (0.47)      (0.26)      (0.23)      (0.12)
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received.....   (8.58)   (3.07)      18.37       12.89       10.39        7.65
                                                              ------   ------      ------      ------      ------      ------
Unit value, end of period...................................  $68.34   $77.35      $81.03      $63.13      $50.50      $40.34
                                                              ======   ======      ======      ======      ======      ======

                                                                                 FLEXIBLE PREMIUM POLICIES
                                                              ---------------------------------------------------------------
                                                               2001     2000        1999        1998        1997        1996
                                                              ---------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $71.05   $74.80      $58.57      $47.08      $37.80      $30.90
Net investment income (loss)................................   (0.55)   (0.92)      (0.74)      (0.50)      (0.44)      (0.29)
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received.....   (7.89)   (2.83)      16.97       11.99        9.72        7.19
                                                              ------   ------      ------      ------      ------      ------
Unit value, end of period...................................  $62.61   $71.05      $74.80      $58.57      $47.08      $37.80
                                                              ======   ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $71.05   $74.80      $58.57      $47.08      $37.80      $30.90
Net investment income (loss)................................   (0.55)   (0.91)      (0.74)      (0.50)      (0.43)      (0.29)
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received.....   (7.89)   (2.84)      16.97       11.99        9.71        7.19
                                                              ------   ------      ------      ------      ------      ------
Unit value, end of period...................................  $62.61   $71.05      $74.80      $58.57      $47.08      $37.80
                                                              ======   ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each period.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

                                                                                  SINGLE PREMIUM POLICIES
                                                              ---------------------------------------------------------------
                 BOND INVESTMENT DIVISIONS                     2001     2000        1999        1998        1997        1996
                                                              ---------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $35.27   $32.52      $33.44      $31.03      $28.66      $28.44
Net investment income (loss)................................   (0.21)    1.50        1.33        1.25        1.42        1.29
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received.....    1.37     1.25       (2.25)       1.16        0.95       (1.07)
                                                              ------   ------      ------      ------      ------      ------
Unit value, end of period...................................  $36.43   $35.27      $32.52      $33.44      $31.03      $28.66
                                                              ======   ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $35.40   $32.64      $33.57      $31.15      $28.76      $28.54
Net investment income (loss)................................   (0.21)    1.50        1.49        1.23        1.42        1.30
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received.....    1.38     1.26       (2.42)       1.19        0.97       (1.08)
                                                              ------   ------      ------      ------      ------      ------
Unit value, end of period...................................  $36.57   $35.40      $32.64      $33.57      $31.15      $28.76
                                                              ======   ======      ======      ======      ======      ======

                                                                                 FLEXIBLE PREMIUM POLICIES
                                                              ---------------------------------------------------------------
                                                               2001     2000        1999        1998        1997        1996
                                                              ---------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $32.39   $30.02      $31.02      $28.93      $26.85      $26.78
Net investment income (loss)................................   (0.28)    1.33        1.14        0.98        1.18        1.14
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received.....    1.27     1.04       (2.14)       1.11        0.90       (1.07)
                                                              ------   ------      ------      ------      ------      ------
Unit value, end of period...................................  $33.38   $32.39      $30.02      $31.02      $28.93      $26.85
                                                              ======   ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $32.44   $30.06      $31.07      $28.98      $26.89      $26.82
Net investment income (loss)................................   (0.28)    1.34        1.18        1.00        1.20        1.13
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received.....    1.27     1.04       (2.19)       1.09        0.89       (1.06)
                                                              ------   ------      ------      ------      ------      ------
Unit value, end of period...................................  $33.43   $32.44      $30.06      $31.07      $28.98      $26.89
                                                              ======   ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each period.

--------------------------------------------------------------------------------


                                                                                  SINGLE PREMIUM POLICIES
                                                              ---------------------------------------------------------------
             MONEY MARKET INVESTMENT DIVISIONS                 2001     2000        1999        1998        1997        1996
                                                              ---------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $22.56   $21.53      $20.80      $20.02      $19.26      $18.57
Net investment income (loss)................................    0.40     1.03        0.73        0.78        0.76        0.69
                                                              ------   ------      ------      ------      ------      ------
Unit value, end of period...................................  $22.96   $22.56      $21.53      $20.80      $20.02      $19.26
                                                              ======   ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $22.56   $21.53      $20.80      $20.02      $19.26      $18.57
Net investment income (loss)................................    0.40     1.03        0.73        0.78        0.76        0.69
                                                              ------   ------      ------      ------      ------      ------
Unit value, end of period...................................  $22.96   $22.56      $21.53      $20.80      $20.02      $19.26
                                                              ======   ======      ======      ======      ======      ======

                                                                                 FLEXIBLE PREMIUM POLICIES
                                                              ---------------------------------------------------------------
                                                               2001     2000        1999        1998        1997        1996
                                                              ---------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $20.72   $19.88      $19.29      $18.66      $18.05      $17.48
Net investment income (loss)................................    0.32     0.84        0.59        0.63        0.61        0.57
                                                              ------   ------      ------      ------      ------      ------
Unit value, end of period...................................  $21.04   $20.72      $19.88      $19.29      $18.66      $18.05
                                                              ======   ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of period.............................  $20.72   $19.88      $19.29      $18.66      $18.05      $17.48
Net investment income (loss)................................    0.32     0.84        0.59        0.63        0.61        0.57
                                                              ------   ------      ------      ------      ------      ------
Unit value, end of period...................................  $21.04   $20.72      $19.88      $19.29      $18.66      $18.05
                                                              ======   ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each period.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2001 (Unaudited)

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund, Inc., at net asset
    value...................................................  $34,993,986     $ 9,303,201     $ 1,658,356

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk charges......       32,229           8,098           1,400
                                                              -----------     -----------     -----------
      Total equity..........................................  $34,961,757     $ 9,295,103     $ 1,656,956
                                                              ===========     ===========     ===========

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners....................................  $34,961,757     $ 9,295,103     $ 1,656,956
                                                              ===========     ===========     ===========
Identified Cost of Investment...............................  $32,626,072     $ 9,281,414     $ 1,658,349
                                                              ===========     ===========     ===========

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001 (Unaudited)

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $        --     $     3,023     $    39,655
  Mortality and expense risk charges........................      (62,307)        (16,061)         (2,678)
                                                              -----------     -----------     -----------
      Net investment income (loss)..........................      (62,307)        (13,038)         36,977
                                                              -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................    1,194,115         411,322          68,873
  Cost of investments sold..................................     (879,745)       (431,496)        (68,872)
                                                              -----------     -----------     -----------
      Net realized gain (loss) on investments...............      314,370         (20,174)              1
  Realized gain distribution received.......................           --              --               6
  Change in unrealized appreciation (depreciation) on
    investments.............................................   (4,755,154)        377,492              (1)
                                                              -----------     -----------     -----------
      Net gain (loss) on investments........................   (4,440,784)        357,318               6
                                                              -----------     -----------     -----------
        Net increase (decrease) in total equity resulting
          from operations...................................  $(4,503,091)    $   344,280     $    36,983
                                                              ===========     ===========     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

STATEMENT OF CHANGES IN TOTAL EQUITY
For the six months ended June 30, 2001
and the year ended December 31, 2000
(Unaudited)

                                                   COMMON STOCK                    BOND                    MONEY MARKET
                                                    INVESTMENT                  INVESTMENT                  INVESTMENT
                                                     DIVISION                    DIVISION                    DIVISION
                                             -------------------------   -------------------------   -------------------------
                                                2001          2000          2001          2000          2001          2000
                                             ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)...........  $   (62,307)  $    78,964   $   (13,038)  $   551,810   $    36,977   $    90,853
    Net realized gain (loss) on
      investments..........................      314,370     1,451,065       (20,174)      (81,824)            1             2
    Realized gain distribution received....           --     3,667,007            --            --             6            --
    Change in unrealized appreciation
      (depreciation) on investments........   (4,755,154)   (6,732,303)      377,492       341,051            (1)            1
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net increase (decrease) in total
        equity resulting from operations...   (4,503,091)   (1,535,267)      344,280       811,037        36,983        90,856
                                             -----------   -----------   -----------   -----------   -----------   -----------
  Contributions and (withdrawals):
    Policyowners' premium payments.........      835,311     1,706,007       348,233       734,808        61,476       126,424
    Cost of insurance......................     (396,682)     (813,659)     (129,541)     (235,557)      (23,267)      (39,283)
    Policyowners' surrenders...............   (1,214,695)   (3,408,492)     (512,614)   (1,090,199)      (66,138)     (103,932)
    (Withdrawals), net of repayments, due
      to policy loans......................      (69,789)      (41,495)       79,020       178,908        11,193       (25,430)
    Policyowners' death benefits...........      (14,120)     (116,459)       (3,599)      (34,567)           --        (5,704)
    Transfers between Investment
      Divisions............................       47,867       159,175       (39,095)     (107,844)       (9,734)      (51,513)
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net contributions and
        (withdrawals)......................     (812,108)   (2,514,923)     (257,596)     (554,451)      (26,470)      (99,438)
                                             -----------   -----------   -----------   -----------   -----------   -----------
    Increase (decrease) attributable to
      mortality and expense risks assumed
      by New York Life Insurance and
      Annuity Corporation and retained by
      the Separate Account.................        1,669         4,867          (202)         (641)          (27)          (64)
                                             -----------   -----------   -----------   -----------   -----------   -----------
        Increase (decrease) in total
          equity...........................   (5,313,530)   (4,045,323)       86,482       255,945        10,486        (8,646)
TOTAL EQUITY:
    Beginning of period....................   40,275,287    44,320,610     9,208,621     8,952,676     1,646,470     1,655,116
                                             -----------   -----------   -----------   -----------   -----------   -----------
    End of period..........................  $34,961,757   $40,275,287   $ 9,295,103   $ 9,208,621   $ 1,656,956   $ 1,646,470
                                             ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

New York Life Insurance and Annuity Corporation VLI Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by NYLIAC. Effective July 1, 1988, sales of such policies were discontinued.

  The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the VLI Separate Account are invested in shares of the MainStay VP Series Fund, Inc. (formerly, "New York Life MFA Series Fund, Inc."), a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

  There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the Growth Equity Portfolio, the Bond Investment Division which invests in the Bond Portfolio, and the Money Market Investment Division which invests in the Cash Management Portfolio. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to Policyowner instructions.

  No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At June 30, 2001, the investment in the Mainstay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   --------------------------------------------------------------
Number of shares.................................          1,622                   711                 1,658
Identified cost*.................................        $32,626               $ 9,281               $ 1,658

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Transactions in MainStay VP Series Fund, Inc. shares for the six months ended June 30, 2001, were as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   --------------------------------------------------------------
Purchases........................................        $   320               $   140               $    79
Proceeds from sales..............................          1,194                   411                    69

--------------------------------------------------------------------------------
NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

The VLI Separate Account is charged for the mortality and expense risks assumed by NYLIAC. These charges are made daily at an annual rate of 0.35% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

--------------------------------------------------------------------------------

To Policyowners:

The assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, NYLIAC MFA Separate Account-I, NYLIAC MFA Separate Account-II, and NYLIAC VLI Separate Account are invested in shares of the MainStay VP Series Fund, Inc. In addition, the assets of NYLIAC Variable Annuity Separate Accounts-I, II, and III, NYLIAC Variable Universal Life Separate Account-I, and NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, may be invested in shares of The Alger American Fund, Calvert Variable Series, Inc, Fidelity Variable Insurance Products Funds, Janus Aspen Series, MFS(R) Variable Insurance Trust(SM), The Universal Institutional Funds, Inc., T. Rowe Price Equity Series, Inc., Van Eck Worldwide Insurance Trust and Variable Insurance Funds which are not affiliated with the MainStay VP Series Fund, Inc. or NYLIAC and any of its subsidiaries.

At the Annual Meeting of the Board of Directors of the Fund held on November 13, 2000, executive officers of the Fund were elected. On May 16, 2001, a dividend distribution was paid to NYLIAC Variable Annuity Separate Accounts-I, II, and III, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, NYLIAC MFA Separate Accounts-I and II, and NYLIAC VLI Separate Account, as the sole shareholders of record of the MainStay VP Series Fund, Inc.

[SIGNATURE]

Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
In the United States, economic growth decelerated sharply in the first half of 2001, but aggressive easing by the Federal Reserve (the Fed) helped avert a recession. Individual consumption stayed at healthy levels and the housing market remained robust. These two factors largely offset the collapse in capital spending, especially in technology-related sectors. As the economy slowed, many manufacturing firms cut back production to pare down inventories.

During the first six months of 2001, the Federal Reserve reduced the targeted federal funds rate six times, for a total of 2.75%. The moves included two surprise rate cuts between scheduled meetings. As of June 30, 2001, the targeted federal funds rate stood at 3.75%. While the Fed was cutting interest rates, Congress was cutting taxes. After considerable debate, new tax legislation passed -- including $38 billion in rebates that taxpayers should receive in the third quarter of this year.

In the money markets, easing monetary policy brought additional liquidity, helping to calm earlier dislocations in the commercial paper market. As the targeted federal funds rate steadily declined, yield spreads narrowed between the highest-rated money market issues and those in the second-highest rating category. Supplies of commercial paper continued to shrink as corporate issuers took advantage of lower interest rates to replace short-term commercial paper with longer-term debt. As the economy slowed, however, some companies faced downgrades and were forced to draw on their bank lines to pay off maturing commercial paper.

PERFORMANCE REVIEW
For the seven-day period ended June 30, 2001, MainStay VP Cash Management Portfolio provided an effective yield of 3.74% and a current yield of 3.67%. For the six months ended June 30, 2001, the Portfolio returned 2.42%, exceeding the 2.36% return of the average Lipper(1) Variable Products Money Market Portfolio over the same period.

STRATEGIC POSITIONING
Throughout the first six months of 2001, the Portfolio maintained an average maturity somewhat longer than the average money market fund. This strategy proved effective as yields on money market instruments declined sharply with aggressive Federal Reserve easing. For example, the yield on the three-month Treasury bill fell 225 basis points(2) from 5.89% to 3.64%, while the Fed's successive easing moves reduced the targeted federal funds rate by 275 basis points.

The Portfolio's investments throughout the semi-annual period centered on floating-rate notes, bank certificates of deposit (CDs), commercial paper, and higher-yielding asset-backed securities, including asset-backed commercial paper. By industry, the Portfolio mainly invested in securities of finance, insurance, and brokerage companies, industrial issuers, banks, and bank holding companies. The Portfolio also invested in government-sponsored agency securities, such as Fannie Maes(3).

Throughout the period, we remained focused on purchasing only high-quality instruments. These are first-tier securities, or generally those money market instruments in the highest rating category. The Portfolio was not invested in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). The Portfolio's concentration on the highest-quality securities helped manage portfolio risk.

LOOKING AHEAD
Recent economic reports have been stronger than anticipated. As we look ahead, we see a slowdown in European economic growth and a continuing recession in Japan as just two of many downside risks. Even so, we believe that in the months ahead the U.S. economy should benefit from the monetary and fiscal stimulus already set in motion by Federal Reserve easing and the Congressional tax cuts.

The Federal Reserve has indicated that in the months ahead, the pace of monetary easing may slow. If this occurs, we are prepared to reduce the Portfolio's average maturity for the near term. We also intend to remain focused on high-quality, liquid investments, as the Portfolio seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Claude Athaide
Christopher Harms
Portfolio Managers
MacKay Shields LLC

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) A basis point is one one-hundredth of one percent, so 100 basis points equals 1.00%.
(3) While some securities in the portfolio may carry government backing or guaranteed payment of interest and principal, shares of the Portfolio are not guaranteed and prices will fluctuate so that when shares are sold, they may be worth more or less than their original cost.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

MAINSTAY VP BOND PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
As the year began, the Federal Reserve Bank (the Fed) initiated a monetary policy of aggressive easing. Citing a bias of economic weakness, the Fed lowered short-term rates three separate times between January 3rd and March 20th. Bond market participants embraced the Fed's policy and short U.S. treasury securities rallied significantly during the first quarter. The Fed continued to ease monetary policy in the second quarter. The Fed lowered short-term interest rates three additional times during the quarter. Market participants began to anticipate the end of the Fed's easing cycle and the yield of most U.S. Treasury securities rose in the second quarter.

PERFORMANCE/MARKET REVIEW
For the six months ended June 30, 2001, the MainStay VP Bond Portfolio had a return of 3.94%, outperforming the average portfolio in its Lipper(1) peer group (Corporate Debt A Rated), which returned 3.10%. The Portfolio also outperformed the Merrill Lynch Corporate and Government Master Index(2), which returned 3.32%. Market risk was limited by maintaining a relatively neutral duration posture throughout the first half of the year. Credit risk was limited by maintaining an average quality of the investments in the Portfolio of at least Aa1(3) throughout the first half of the year.

The Federal Reserve Bank's monetary policy actions put pressure on the shape of the yield curve. The Fed lowered short-term rates six times during the first six months of the year. By mid-year, the federal funds target stood at 3.75%, down from 6.50% at the beginning of the year. The yield curve steepened by 115 basis points during the first half of 2001. At the beginning of the year, the yield on the thirty-year bond was 37 basis points more than the two-year note. By mid-year, this relationship was 152 basis points. Investment grade corporate bonds outperformed U.S. Treasury securities during the first half of the year by a significant amount, rebounding from a dismal performance last year. Lower quality corporate bonds outperformed higher quality corporate bonds as the areas hit hardest in 2000 recovered the most in the first half of 2001.

PORTFOLIO STRATEGY
The Portfolio experienced positive cashflow in the first half of the year. The majority of this cash was invested in corporate bonds as we attempted to take advantage of opportunities in the primary issue market. We increased our concentration in BBB-rated(4) and A-rated(5) credits in an effort to take advantage of performance trends in the market. The Portfolio's corporate sector weighting increased slightly during the first half of the year.

LOOKING AHEAD
We expect that the Federal Reserve Bank may remain in an easing mode at least through the summer. Our overall view toward credit spreads remains positive given our forecast of Fed policy. One of our concerns however, is that corporate securities could experience some pressure as investors seek to "lock-in" first half performance by reducing credit sector allocations in the second half of the year.

Albert R. Corapi, Jr.
Donald F. Serek
Portfolio Managers
New York Life Investment Management LLC

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. Government and agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. An investment cannot be made directly into an index.
(3) Bonds rated Aa by Moody's Investor Services are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.
(4) Debt rated BBB by Standard & Poor's exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
(5) Debt rated A by Standard & Poor's is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

MAINSTAY VP GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
The U.S. stock market faced a challenging period in the first six months of 2001, with several major indices reporting negative returns. Both small-cap and mid-cap equities outperformed large-cap stocks for the first half of the year. Within the large-cap sector, value-oriented stocks outperformed their growth counterparts by a wide margin. The relative outperformance of large-cap value-oriented stocks was primarily driven by the sharp inventory correction in the technology sector, and, to a lesser extent, by disappointments in the pharmaceutical sector.

During the first half of 2001, the Federal Reserve's aggressive moves to lower interest rates had a major impact on the U.S. equity market. Concerned that a slowing economy could turn to a recession, the Federal Reserve aggressively moved to reduce interest rates, lowering the targeted federal funds rate six times, from 6.50% at the beginning of January to 3.75% at the end of June
2001 -- for a total reduction of 275 basis points(1).

Although it usually takes nine to twelve months for Fed easing to provide tangible signs of recovery, in this case, Federal Reserve action helped to stabilize the equity markets by April 2001. With the expectation of a quick rebound in the economy, some of the more cyclical sectors of the market did particularly well in the first half of 2001.

Following a trend that began in March of 2000, the technology sector suffered the largest losses during the first half of 2001. Technology spending all but dried up during the first six months of 2001, as many corporate customers cut back capital outlays in response to rapidly declining business conditions. Many technology-related stocks that had reached lofty valuations fell precipitously as the year 2001 unfolded.

PERFORMANCE REVIEW
For the six months ended June 30, 2001, the MainStay VP Growth Equity Portfolio returned -11.09%. The Portfolio underperformed the average Lipper(2) Variable Products Growth Portfolio, which returned -10.51% over the same period. It also underperformed the -6.70% return of the S&P 500(R) Index(3) for the same period.

The Portfolio's relative performance can be attributed primarily to not moving more aggressively from growth stocks into value stocks as market sentiment shifted early in 2001.

STRATEGIC POSITIONING
The Portfolio began the new year with a focus on the less cyclical sectors of the market, such as health care and consumer staples. While this positioning benefited returns in the second half of 2000, the Portfolio's overweighted position in these more-defensive stocks hurt performance when the Federal Reserve began to aggressively lower interest rates. The equity market quickly began to favor industries that tend to do well early in a recovery cycle, despite the fact that many of these companies had a disappointing earnings outlook.

We followed the market by gradually increasing weightings in sectors such as basic materials, capital goods, and consumer cyclicals. Although we anticipated better relative earnings growth in these sectors over the next 12 months, we moved cautiously and slowly, failing to foresee the strong relative performance these economically sensitive, cyclical sectors would have so early in the year. The Portfolio's telecommunications-related stocks were also a drag on performance during the first half of the year.

In addition to giving the Portfolio a more cyclical focus during the first half of 2001, we also moved from an overweighted to an underweighted position in the utilities sector by taking gains in some holdings. While we continued to like the long-term fundamentals for the utilities sector, we were concerned about a heightened risk of government intervention. The Portfolio remained underweighted in the energy sector, as we expected commodity prices in the industry to trend down from the peaks we saw during this past winter.

We maintained a neutral weighting in technology and continued to emphasize computer services and software industries that tend to have more predictable and recurring revenues. After reducing the Portfolio's exposure to semiconductor companies last year, we added to this more cyclical area during the first half of 2001. Although this sector is currently experiencing poor earnings, we expect to see improvements in the semiconductor industry as we move into 2002. We believe the Portfolio is well positioned to benefit if the technology sector experiences a turnaround.

STRONG AND WEAK PERFORMERS
Not surprisingly, some of the Portfolio's best and worst performing holdings for the semi-annual period could be found in the technology sector. Two computer-service stocks, Fiserv (+34.9%)(4) and SunGard Data Systems (+27.4%), benefited as technology investors moved toward companies with consistent earnings growth. IBM

(+33.3%) also did well, as the market viewed the company as a safe haven in the technology sector, based on the solid performance of its mainframe and computer-services businesses.

On the other hand, EMC (-55.1%), a computer storage company, and Cisco Systems (-52.4%), a large networking company, were among the Portfolio's worst performing stocks during the first half of 2001. As the valuations of these stocks declined, we lowered the Portfolio's weightings in these issues, anticipating continued pressure over the short term. We continue to hold small positions in both stocks, given the dominant position the companies hold in their respective industries.

Outside of technology, USA Networks (+44.1%) and Clear Channel Communications (+29.5%), two of the Portfolio's broadcasting holdings, benefited from strong internal cash flow generation despite an advertising slowdown during the first half of the year. Mattel (+31.0%) was also a strong performer, benefiting from the stock's attractive valuation and from an improving outlook for the company's core toy business. One of the Portfolio's best performing new purchases was Lowe's (+25.3%), the large home-discount retailer. This company benefited from strong consumer spending in this segment of the retail market, despite the sluggish economy.

Nokia (-48.6%), a wireless communications company, was a poor performer for the Portfolio. The company experienced a significant slowdown in phone sales. We continue to hold its shares, however, since we expect a new upgrade cycle in the wireless business in 2002. Timely sales of declining stocks also helped the Portfolio's performance. We sold Tellabs, a telecommunications-equipment supplier, before its stock price dropped 65%. We sold the Portfolio's shares of CVS, a major drugstore chain, due to operating problems that negatively impacted the company's earnings. After the sale, the stock declined by 29%, supporting our belief that the sale was prudent.

LOOKING AHEAD
We are cautiously optimistic about the U.S. equity market for the remainder of 2001. While we believe that the equity market may have bottomed in March 2001, we also recognize that it usually takes time for markets to recover after a severe downturn. We believe that future market gains will likely be more subdued than those seen in the late 1990s. We expect that over time, overall stock returns will move closer to their historical norms. We would not be surprised if market gains repeatedly take the form of two steps forward and one step back.

We have positioned the Portfolio to take advantage of expected volatility by balancing the Portfolio rather evenly between value and growth stocks. Among value stocks, we're focusing on companies that we believe are most likely to benefit from an eventual economic recovery sometime in 2002. On the growth side, we intend to emphasize companies that we believe will meet or exceed expected earnings estimates, even in a difficult economy. No matter how the markets may move, the Portfolio will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
New York Life Investment Management LLC

(1) A basis point is one one-hundredth of one percent, so 100 basis points equals 1.00%.
(2) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(3) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions. An investment cannot be made directly into an index.
(4) Unless otherwise indicated, returns reflect performance for the 6-month period ended 6/30/01.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

                                    GLOSSARY

AGENCY SECURITIES: Bonds issued by government-sponsored agencies and federally related institutions.

ALLOCATION: An investment technique that diversifies a portfolio among different types of assets such as stocks, bonds, cash equivalents, precious metals, real estate and collectibles.

ASSET-BACKED SECURITIES: Securities backed by loan paper, receivables, or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

BASIS POINT: One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

BLUE CHIP: Stocks of companies known for their long-established record of earning profits and paying dividends. Blue chips tend to be large, stable and well known.

BOTTOM-UP INVESTING: Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

BUSTED CONVERT: A convertible security that trades like a regular income instrument because the price of the common stock to which the security converts has dropped to a level that renders the convertible feature valueless.

COLLATERALIZED SECURITIES: Securities that require some kind of collateral, i.e. cash or assets.

COMMON STOCKS: Equity securities representing shares of ownership in a company and usually carrying voting rights and earning dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES: Preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

CORRECTION: A downward movement in the price of an individual stock, bond, commodity, index or the stock market as a whole.

CYCLICALS: A security or stock that tends to rise quickly with economic upturns and fall quickly when the economy slows. Examples are housing, steel, automobiles, and paper. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

DEBENTURE: A promissory note backed by the general credit of a company and usually not secured by any specific collateral, such as a mortgage or property.

DEFENSIVE: Stocks with investment returns that do not tend to decline as much as the market in general in times when stock prices are falling. These include companies with earnings that tend to grow despite the business cycle, such as food and drug firms, or companies that pay relatively high dividends like utilities.

DISCIPLINED: An investment strategy that follows specific guidelines, procedures and rules in making decisions.

FEDERAL FUNDS RATE: The interest rate that banks charge each other for the use of federal funds. This rate is used for overnight loans to banks that need more cash to meet bank reserve requirements. It changes daily and is the most sensitive indicator of general interest rate trends. The rate is not set directly by the Federal Reserve, but fluctuates in response to changes in supply and demand for funds.

FEDERAL RESERVE BOARD (THE FED): The seven-member governing board of the Federal Reserve System, which is the central bank of the United States. The Board sets policies on reserve requirements, bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy and regulates the purchase of securities on margin.

FEDERAL RESERVE BANK: The central bank of the U.S. that sets monetary policy. The Federal Reserve oversees money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system. Also called the Fed.

FIXED-RATE INVESTMENTS: A security that pays a fixed rate of return. This usually refers to government, corporate or municipal bonds, which pay a fixed rate of interest until the bonds mature, and to preferred stock, paying a fixed dividend.

FLOATING RATE SECURITY: Debt instrument with a variable interest rate. It provides protection against rising interest rates, but pay lower yields than fixed rate notes of the same maturity. Also known as a floater.

FUNDAMENTAL ANALYSIS: Fundamental analysis asserts that a stock's price is determined by the future course of its earnings and dividends. The fundamental analyst tries to determine what the intrinsic value of a stock's underlying business is by looking at its financial statements and its competitive position within its industry.

HIGH-COUPON:  A bond that pays a high interest rate.

LARGE-CAP: A share of a large publicly traded corporation, typically with a total market capitalization of greater than $5 billion. (Also called large-cap stocks, large-caps and blue chips.) Because of their size, large-caps tend to grow more slowly than small-cap stocks, but they also tend to be much more stable.

LIQUIDITY: Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

LOCAL CURRENCY TERMS: Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar.

LONG-TERM BOND: Treasury bonds with maturities of more than 10 years; corporate bonds with maturities more than 15 years. Long-term bonds pay higher yields but have greater inflation and credit risk.

MARKET CAPITALIZATION: The total market value of a company or stock. Market capitalization is calculated by multiplying the number of outstanding shares by their current market price. Investors generally divide the U.S. market into three basic market caps: large-cap, mid-cap and small-cap.

MONEY MARKET: A type of mutual fund that invests in stable, short-term securities. Money-market funds are easily convertible into cash and usually maintain an unchanged value of $1 a share, but they are not insured by the federal government.

MORTGAGE-BACKED SECURITIES: Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

OVERWEIGHT/UNDERWEIGHT: The proportion of a portfolio allocated to a specific security, market sector or country, i.e., a portfolio is said to be overweighed in a sector or country when that portion of the portfolio is greater than the sector's general relationship to the market as a whole, or is greater than the country's total equities relative to the international equity markets as a whole.

P/E RATIO: Price-to-earnings ratio. The price of a stock divided by its earnings per share.

POSITION:  An investor's stake in a particular security or market.

REIT: Real Estate Investment Trust, an organization similar to an investment company in some respects but concentrating its holdings in real estate investments. The yield is generally liberal since REITs are required to distribute as much as 90% of their income.

TIGHTEN/LOOSEN/EASE: When the Federal Reserve Board moves to raise interest rates, it is said to be "tightening" or making borrowing more expensive. When it moves to lower rates, it is said to be "loosening", "easing" or making borrowing more affordable.

TOTAL RETURN: The performance of an investment with all income and capital gains reinvested.

U.S. TREASURY DEBT: Debt incurred by the U.S. Treasury by way of selling U.S. Treasury bonds to the public.

VALUE-ORIENTED, VALUE INVESTING, VALUE APPROACH: A style of investing which looks for companies that have been overlooked or undervalued by the market, but with underlying sound fundamentals. Value investors typically buy stocks with high dividend yields, or ones that trade at a low price-to-earnings ratio (P/E) or low price-to-book ratio (P/B).

VOLATILITY: Fluctuations in the price of securities or markets, up or down, over a short period of time.

YIELD: The income per share (or current value of a security) paid to investors over a specified period of time. It is expressed as a percentage of the cost of the security, generally obtained by dividing the current market price for a stock or bond into the annual dividend or interest payment. As the price of a stock or bond declines, its yield rises. Mutual fund yields are expressed as a percentage of the fund's current price per share.

YIELD CURVE: This is a graph showing the yields for bonds of different maturities. When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)

SHORT-TERM INVESTMENTS (100.2%)+
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
ASSET-BACKED SECURITY (0.2%)
Ford Credit Auto Owner Trust
 Series 2001-A Class A2
 5.494%, due 10/15/01 (c).........  $  702,315   $    702,315
                                                 ------------
BANK NOTE (0.8%)
Bank of America NA
 4.34%, due 7/27/01 (b)(c)........   3,000,000      3,000,052
                                                 ------------
CERTIFICATES OF DEPOSIT (7.3%)
Bank of America Corp.
 3.94%, due 11/6/01 (c)...........   4,000,000      4,004,066
Bayerische Hypo-und Vereinsbank AG
 3.80%, due 9/11/01 (c)...........   4,000,000      3,999,997
Bayerische Landesbank
 5.17%, due 8/7/01 (c)............   3,000,000      3,000,054
Bayerische Landesbank Girozentrale
 4.64%, due 4/19/02 (c)...........   4,000,000      4,010,326
Bayerische Landesbank New York
 4.57%, due 10/2/01 (c)...........   4,000,000      4,000,194
Commerzbank AG New York
 6.825%, due 9/5/01 (c)...........   3,000,000      3,000,913
Lloyds TSB Bank PLC New York
 3.75%, due 12/17/01 (c)..........   4,000,000      4,002,546
                                                 ------------
                                                   26,018,096
                                                 ------------
COMMERCIAL PAPER (72.2%)
Abbey National North America
 3.75%, due 9/11/01...............   4,000,000      3,970,417
 4.60%, due 8/6/01................   3,000,000      2,986,583
ABN-AMRO North America Finance,
 Inc.
 3.82%, due 3/1/02................   4,000,000      3,897,284
 5.17%, due 7/18/01...............   3,000,000      2,993,107
AIG Funding, Inc.
 3.69%, due 9/17/01...............   4,000,000      3,968,430
 3.83%, due 8/2/01................   4,000,000      3,986,808
Allianz of America, Inc.
 3.95%, due 7/24/01...............   3,000,000      2,992,758
American Express Credit Corp.
 3.67%, due 3/11/02...............   3,000,000      2,922,930
 3.91%, due 7/26/01...............   4,000,000      3,989,573
 4.00%, due 7/13/01...............   3,000,000      2,996,333
 4.01%, due 7/10/01...............   4,000,000      3,996,436
American General Finance Corp.
 3.66%, due 12/28/01..............   2,625,000      2,577,229
 3.67%, due 7/19/01...............   4,000,000      3,993,068
 3.91%, due 7/25/01...............   4,000,000      3,990,008
 3.95%, due 7/17/01...............   3,100,000      3,094,898
ANZ (DE), Inc.
 3.70%, due 8/13/01...............   5,400,000      5,375,582
Atlantis One Funding Corp.
 3.64%, due 9/24/01 (a)...........   4,000,000      3,966,027

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
BellSouth Corp.
 3.79%, due 8/17/01 (a)...........  $4,000,000   $  3,980,680
 3.80%, due 8/10/01 (a)...........   3,000,000      2,987,650
Caisse Centrale Desjardins du
 Quebec 4.67%, due 7/5/01.........   3,000,000      2,998,825
Chevron USA, Inc.
 3.71%, due 7/11/01...............   4,000,000      3,996,290
Commerzbank U.S. Finance, Inc.
 3.60%, due 9/7/01................   3,000,000      2,979,900
Deutsche Bank Financial, Inc.
 3.79%, due 8/3/01................   5,000,000      4,983,156
 5.15%, due 7/6/01................   2,200,000      2,198,741
 6.11%, due 8/30/01...............   2,500,000      2,474,966
Dexia Delaware LLC
 3.79%, due 9/5/01................   4,000,000      3,972,628
Ford Motor Credit Co.
 3.77%, due 8/14/01...............   3,000,000      2,986,491
 3.84%, due 8/8/01................   3,875,000      3,859,707
General Electric Capital Corp.
 3.68%, due 3/12/02...............   3,000,000      2,922,413
 4.10%, due 11/9/01...............   4,000,000      3,940,778
 4.20%, due 8/16/01...............   3,000,000      2,984,250
 4.49%, due 9/21/01...............   3,000,000      2,969,693
Goldman Sachs Group, Inc. (The)
 3.92%, due 8/9/01................   4,000,000      3,983,449
 4.40%, due 10/4/01...............   2,000,000      1,977,022
Halifax PLC
 3.66%, due 10/15/01..............   4,000,000      3,957,300
 3.70%, due 9/12/01...............   2,125,000      2,108,383
 3.90%, due 8/8/01................   3,500,000      3,484,320
Harvard University
 3.58%, due 9/20/01...............   4,000,000      3,968,178
 3.76%, due 9/7/01................   4,000,000      3,972,009
IBM Corp.
 3.68%, due 7/17/01...............   4,000,000      3,993,867
KFW International Finance, Inc.
 5.20%, due 7/9/01................   4,475,000      4,470,487
Lloyds TSB Bank PLC
 4.85%, due 7/6/01................   3,000,000      2,998,383
Metlife Funding, Inc.
 3.54%, due 9/27/01...............   4,100,000      4,064,925
 3.80%, due 7/13/01...............   3,575,000      3,570,849
Minnesota Mining & Manufacturing
 Co.
 3.73%, due 8/21/01...............   4,000,000      3,979,278
 3.83%, due 7/30/01...............   4,000,000      3,988,084
National Rural Utilities
 Cooperative Finance Corp.
 6.20%, due 7/20/01...............   2,000,000      1,993,800
Nationwide Building Society
 4.48%, due 9/19/01...............   3,000,000      2,970,507
 4.65%, due 7/3/01................   4,000,000      3,999,483
Pemex Capital Inc.
 3.98%, due 7/3/01................   1,475,000      1,474,837

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
Pfizer, Inc.
 3.67%, due 7/24/01...............  $4,000,000   $  3,991,029
Prudential Funding LLC
 3.58%, due 9/28/01 (a)...........   4,000,000      3,965,191
Quebec (Province of)
 4.73%, due 8/10/01...............   4,000,000      3,979,503
Receivables Capital Corp.
 4.25%, due 7/16/01 (a)...........   3,919,000      3,912,523
Rio Tinto America, Inc.
 3.91%, due 8/3/01 (a)............   3,500,000      3,487,836
 4.65%, due 7/5/01 (a)............   3,265,000      3,263,735
Salomon Smith Barney Holdings,
 Inc.
 3.82%, due 8/6/01................   4,000,000      3,985,144
Sanpaolo IMI U.S. Financial Co.
 4.27%, due 7/18/01...............   4,000,000      3,992,409
 4.61%, due 7/12/01...............   4,000,000      3,994,878
Santander Central Hispano Finance
 (Delaware), Inc.
 4.76%, due 9/6/01................   3,000,000      2,973,820
SBC Communications, Inc.
 3.65%, due 7/23/01 (a)...........   4,000,000      3,991,483
Societe Generale N.A., Inc.
 3.74%, due 9/7/01................   3,000,000      2,979,118
 4.62%, due 7/11/01...............   4,000,000      3,995,380
Svenska Handelsbanken, Inc.
 3.67%, due 8/20/01...............   2,325,000      2,313,386
 4.10%, due 10/22/01..............   4,000,000      3,948,978
 4.43%, due 10/9/01...............   4,000,000      3,951,270
Swiss Re Financial Products Corp.
 3.70%, due 11/9/01 (a)...........   3,325,000      3,280,574
 4.30%, due 7/2/01 (a)............   4,000,000      4,000,000
UBS Finance Delaware LLC
 4.00%, due 7/6/01................   4,000,000      3,998,222
 4.22%, due 7/18/01...............   4,000,000      3,992,498
Unilever Capital Corp.
 3.83%, due 7/23/01 (a)...........   4,000,000      3,991,063
United Parcel Service, Inc.
 4.50%, due 7/31/01...............   3,000,000      2,989,125
Verizon Global Funding Corp.
 3.92%, due 7/27/01 (a)...........   4,000,000      3,989,111
                                                 ------------
                                                  257,855,076
                                                 ------------
CORPORATE BONDS (2.8%)
Lilly (Eli) & Co.
 4.70%, due 3/22/02 (a)(c)........   3,000,000      3,000,000
Salomon Smith Barney Holdings,
 Inc.
 6.65%, due 7/15/01 (c)...........   4,000,000      4,002,298
Wells Fargo & Co.
 4.09%, due 9/15/01 (b)(c)........   3,000,000      3,001,470
                                                 ------------
                                                   10,003,768
                                                 ------------

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
FEDERAL AGENCIES (8.3%)
Federal Home Loan Bank
 6.505%, due 11/27/01 (c).........  $4,000,000   $  4,036,329
Federal National Mortgage
 Association
 3.64%, due 3/15/02...............   4,000,000      3,896,462
 3.72%, due 8/30/01...............   4,000,000      3,975,613
 3.75%, due 2/25/02...............   4,000,000      3,900,833
 4.00%, due 12/7/01...............   5,000,000      4,912,222
 6.02%, due 12/20/01 (c)..........   5,000,000      5,041,087
Freddie Mac
 3.60%, due 11/16/01..............   4,000,000      3,945,200
                                                 ------------
                                                   29,707,746
                                                 ------------
MEDIUM-TERM NOTES (6.3%)
Australia and New Zealand Banking
 Group Ltd.
 4.286%, due 11/2/01 (b)(c).......   3,000,000      2,999,899
Chase Manhattan Corp.
 4.959%, due 1/3/02 (b)(c)........   6,000,000      6,003,355
Donaldson, Lufkin & Jenrette, Inc.
 4.388%, due 11/30/01 (b)(c)......   2,000,000      2,002,721
 5.01%, due 1/9/02 (b)(c).........   3,500,000      3,504,902
Merrill Lynch & Co., Inc.
 3.99%, due 9/14/01 (b)(c)........   2,000,000      2,000,118
Prudential Funding LLC
 5.009%, due 10/18/01 (a)(b)(c)...   3,000,000      3,002,244
Wells Fargo & Co.
 3.89%, due 7/16/01 (b)(c)........   3,000,000      2,999,976
                                                 ------------
                                                   22,513,215
                                                 ------------


                                        SHARES
                                    ---------
INVESTMENT COMPANY (2.3%)
Merrill Lynch Premier
 Institutional Fund
 4.03%, due 12/31/01 (b)..........   8,060,000      8,060,000
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $357,860,268)
 (d)..............................       100.2%   357,860,268
Liabilities in Excess of Cash and
 Other Assets.....................        (0.2)      (664,473)
                                     ---------     ----------
Net Assets........................       100.0%  $357,195,795
                                     ---------     ----------

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at June 30, 2001.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2001 (Unaudited)

The table below sets forth the diversification of Cash
Management Portfolio investments by industry.
INDUSTRY
DIVERSIFICATION

                               AMORTIZED
                                  COST        PERCENT+
                              ------------------------
Auto Finance................  $  6,846,198        1.9%
Auto Lease..................       702,315        0.2
Banks #.....................   115,408,928       32.3
Commercial Services
  Specialized...............     2,989,125        0.9
Computer Systems............     3,993,867        1.1
Conglomerates...............     2,922,413        0.8
Consumer Financial
  Services..................    10,203,504        2.9
Diversified Financial
  Services..................    11,888,520        3.3
Education...................     7,940,187        2.2
Federal Agencies............    29,707,747        8.3
Finance.....................    37,275,771       10.4
Government--Foreign.........     3,979,503        1.1
Health Care--Medical
  Products..................     6,991,029        2.0
Insurance...................     3,002,244        0.9
Insurance--Life & Health....     6,542,421        1.8
Investment Bank/Brokerage...    21,455,655        6.0
Investment Company..........     8,060,000        2.3
Manufacturing--Diversified...    7,967,362        2.2
Special Purpose Finance.....    55,034,554       15.4
Telecommunication
  Services..................     7,980,595        2.2
Telephone...................     6,968,330        2.0
                               -----------    -------
                               357,860,268      100.2
Liabilities in Excess of
  Cash and Other Assets.....      (664,473)      (0.2)
                               -----------    -------
Net Assets..................  $357,195,795      100.0%
                               -----------    -------

------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2001 (Unaudited)

ASSETS:
Investment in securities, at value
  (amortized cost $357,860,268)..........   $357,860,268
Cash.....................................         46,681
Receivables:
  Investment securities sold.............     12,850,000
  Interest...............................        770,808
  Fund shares sold.......................         58,586
                                            ------------
        Total assets.....................    371,586,343
                                            ------------
LIABILITIES:
Payables:
  Fund shares redeemed...................     12,943,820
  Adviser................................         78,634
  Shareholder communication..............         71,265
  Administrator..........................         62,908
  Custodian..............................          7,550
Accrued expenses.........................         23,827
Dividend payable.........................      1,202,544
                                            ------------
        Total liabilities................     14,390,548
                                            ------------
Net assets applicable to outstanding
  shares.................................   $357,195,795
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 700 million shares authorized...   $  3,571,974
Additional paid-in capital...............    353,622,818
Accumulated undistributed net realized
  gain on investments....................          1,003
                                            ------------
Net assets applicable to outstanding
  shares.................................   $357,195,795
                                            ============
Shares of capital stock outstanding......    357,197,428
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  8,902,024
                                            ------------
Expenses:
  Advisory...............................        421,433
  Administration.........................        337,147
  Shareholder communication..............         78,054
  Professional...........................         23,002
  Custodian..............................         16,346
  Directors..............................          5,030
  Miscellaneous..........................         12,424
                                            ------------
        Total expenses...................        893,436
                                            ------------
Net investment income....................      8,008,588
                                            ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.........          1,425
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  8,010,013
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 (Unaudited) and the year ended December 31, 2000

                                                                   2001              2000
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $     8,008,588   $    18,471,805
  Net realized gain on investments..........................            1,425               971
                                                              ---------------   ---------------
  Net increase in net assets resulting from operations......        8,010,013        18,472,776
                                                              ---------------   ---------------
Dividends and distributions to shareholders:
  From net investment income................................       (8,008,588)      (18,471,805)
  From net realized gain on investments.....................           (1,363)               --
                                                              ---------------   ---------------
    Total dividends and distributions to shareholders.......       (8,009,951)      (18,471,805)
                                                              ---------------   ---------------
Capital share transactions:
  Net proceeds from sale of shares..........................    1,053,838,793     1,228,625,528
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............        6,807,407        18,470,839
                                                              ---------------   ---------------
                                                                1,060,646,200     1,247,096,367
  Cost of shares redeemed...................................   (1,009,365,661)   (1,395,652,374)
                                                              ---------------   ---------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................       51,280,539      (148,556,007)
                                                              ---------------   ---------------
Net increase (decrease) in net assets.......................       51,280,601      (148,555,036)
NET ASSETS:
Beginning of period.........................................      305,915,194       454,470,230
                                                              ---------------   ---------------
End of period...............................................  $   357,195,795   $   305,915,194
                                                              ===============   ===============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                               SIX MONTHS
                                 ENDED
                                JUNE 30,                                YEAR ENDED DECEMBER 31
                                 2001*             2000           1999           1998                1997           1996
                              ----------------------------------------------------------------------------------------------
Net asset value at beginning
  of period.................  $       1.00     $       1.00   $       1.00   $       1.00        $       1.00   $       1.00
                              ------------     ------------   ------------   ------------        ------------   ------------
Net investment income.......          0.02             0.06           0.05           0.05                0.05           0.05
                              ------------     ------------   ------------   ------------        ------------   ------------
Less dividends and
  distributions:
  From net investment
    income..................         (0.02)           (0.06)         (0.05)         (0.05)              (0.05)         (0.05)
  From net realized gain on
    investments.............         (0.00)(a)           --          (0.00)(a)      (0.00)(a)              --             --
                              ------------     ------------   ------------   ------------        ------------   ------------
Total dividends and
  distributions.............         (0.02)           (0.06)         (0.05)         (0.05)              (0.05)         (0.05)
                              ------------     ------------   ------------   ------------        ------------   ------------
Net asset value at end of
  period....................  $       1.00     $       1.00   $       1.00   $       1.00        $       1.00   $       1.00
                              ============     ============   ============   ============        ============   ============
Total investment return.....          2.42%(b)         6.06%          4.84%          5.18%               5.25%          4.95%
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment income.....          4.75%+           5.87%          4.79%          5.05%               5.13%          4.92%
  Net expenses..............          0.53%+           0.52%          0.51%          0.54%               0.54%          0.62%
  Expenses (before
    reimbursement)..........          0.53%+           0.52%          0.51%          0.54%               0.54%          0.64%
Net assets at end of period
  (in 000's)................  $    357,196     $    305,915   $    454,470   $    231,552        $    140,782   $    118,347

------------
(a)  Less than one cent per share.
(b)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)

LONG-TERM BONDS (94.5%)+
CORPORATE BONDS (53.0%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
AUTO LEASES (3.5%)
Ford Motor Credit Co.
 6.875%, due 2/1/06..............  $ 5,000,000   $  5,062,500
General Motors Acceptance Corp.
 6.75%, due 1/15/06..............    5,000,000      5,075,000
                                                 ------------
                                                   10,137,500
                                                 ------------
AUTOMOBILES (1.7%)
DaimlerChrysler North America
 Holding Corp.
 7.20%, due 9/1/09...............    5,000,000      4,993,750
                                                 ------------
BANKS--MONEY CENTER (3.5%)
Bank of America Corp.
 7.80%, due 2/15/10..............    5,000,000      5,306,250
Fleet National Bank
 5.75%, due 1/15/09..............    5,000,000      4,731,250
                                                 ------------
                                                   10,037,500
                                                 ------------
BEVERAGES--ALCOHOLIC (1.0%)
Anheuser-Busch Cos., Inc.
 6.00%, due 4/15/11..............    3,000,000      2,943,750
                                                 ------------
BEVERAGES--SOFT DRINKS (2.4%)
Pepsi Bottling Group, Inc.
 7.00%, due 3/1/29...............    7,000,000      7,000,000
                                                 ------------
CABLE TV (2.7%)
Comcast Cable Communications
 7.125%, due 6/15/13.............    3,000,000      2,981,250
CSC Holdings Inc.
 7.25%, due 7/15/08..............    5,000,000      4,800,000
                                                 ------------
                                                    7,781,250
                                                 ------------
CHEMICALS (0.7%)
Rohm & Haas Co.
 6.95%, due 7/15/04..............    2,000,000      2,072,500
                                                 ------------
CONSUMER FINANCE (2.6%)
Household Finance Corp.
 7.875%, due 3/1/07..............    7,000,000      7,472,500
                                                 ------------
ELECTRIC POWER COMPANIES (1.6%)
Commonwealth Edison Co.
 6.95%, due 7/15/18..............    5,000,000      4,706,250
                                                 ------------
ELECTRICAL EQUIPMENT (1.7%)
TXU Corp.
 6.375%, due 6/15/06.............    5,000,000      4,937,500
                                                 ------------

                                    PRINCIPAL
                                      AMOUNT        VALUE
                                   --------------------------
FINANCE (8.8%)
General Electric Capital Corp.
 7.25%, due 5/3/04...............  $ 8,000,000   $  8,450,000
John Deere Capital Corp.
 5.35%, due 10/23/01 (b).........    5,000,000      5,018,750
Norwest Financial, Inc.
 6.85%, due 7/15/09..............    7,000,000      7,052,500
Washington Mutual Bank FA
 6.875%, due 6/15/11.............    5,000,000      4,975,000
                                                 ------------
                                                   25,496,250
                                                 ------------
FINANCIAL--MISCELLANEOUS (0.7%)
CIT Group, Inc.
 7.125%, due 10/15/04............    2,000,000      2,072,500
                                                 ------------
FOOD (2.6%)
Delhaize America, Inc.
 7.375%, due 4/15/06 (a).........    2,500,000      2,562,500
Kellogg Co.
 6.00%, due 4/1/06 (a)...........    5,000,000      4,956,250
                                                 ------------
                                                    7,518,750
                                                 ------------
OIL--INTEGRATED DOMESTIC (2.2%)
Phillips Petroleum Co.
 8.50%, due 5/25/05..............    6,000,000      6,510,000
                                                 ------------
PAPER & FOREST PRODUCTS (1.4%)
Abitibi-Consolidated Inc.
 8.85%, due 8/1/30...............    4,000,000      4,120,000
                                                 ------------
RAILROADS (4.9%)
CSX Corp.
 7.05%, due 5/1/02 (b)...........    7,000,000      7,131,250
Norfolk Southern Corp.
 7.80%, due 5/15/27..............    7,000,000      7,192,500
                                                 ------------
                                                   14,323,750
                                                 ------------
RETAIL STORES--FOOD CHAINS (1.9%)
Kroger Co. (The)
 8.05%, due 2/1/10...............    5,000,000      5,350,000
                                                 ------------
RETAIL STORES--GENERAL MERCHANDISE (1.8%)
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09.............    5,000,000      5,187,500
                                                 ------------
TELECOMMUNICATIONS--CELLULAR/ WIRELESS (1.8%)
AT&T Wireless Services Inc.
 8.75%, due 3/1/31 (a)...........    5,000,000      5,193,750
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2001 (Unaudited)

                 CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                      AMOUNT        VALUE
                                   --------------------------
TELECOMMUNICATIONS--LONG DISTANCE (4.1%)
British Telecommunications PLC
 8.625%, due 12/15/30............  $ 4,000,000   $  4,360,000
Sprint Capital Corp.
 6.90%, due 5/1/19...............    3,000,000      2,628,750
WorldCom, Inc.
 6.50%, due 5/15/04..............    5,000,000      5,003,350
                                                 ------------
                                                   11,992,100
                                                 ------------
TELEPHONE (1.4%)
France Telecom SA
 7.20%, due 3/1/06 (a)...........    4,000,000      4,110,000
                                                 ------------
Total Corporate Bonds
 (Cost $151,176,227).............                 153,957,100
                                                 ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (41.5%)
FEDERAL NATIONAL MORTGAGE
ASSOCIATION (6.6%)
 5.125%, due 2/13/04.............   12,000,000     12,057,120
 5.91%, due 8/25/03..............    7,000,000      7,174,090
                                                 ------------
                                                   19,231,210
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (19.1%)
 6.00%, due 2/1/14-10/1/28.......   11,194,055     10,850,026
 6.50%, due 11/1/09-6/1/29.......   14,807,335     14,641,467
 7.00%, due 2/1/27-4/1/31........   19,908,919     20,002,093
 7.50%, due 7/1/28...............    3,340,749      3,411,740
 8.00%, due 5/1/25-12/1/29.......    6,364,438      6,583,184
                                                 ------------
                                                   55,488,510
                                                 ------------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH
 SECURITY) (0.4%)
 9.00%, due 4/15/26..............    1,137,708      1,199,565
                                                 ------------
UNITED STATES TREASURY
 BONDS (3.8%)
 6.25%, due 5/15/30..............    6,000,000      6,362,760
 7.125%, due 2/15/23.............    4,000,000      4,585,480
                                                 ------------
                                                   10,948,240
                                                 ------------

                                    PRINCIPAL
                                      AMOUNT        VALUE
                                   --------------------------
UNITED STATES TREASURY
 NOTES (11.6%)
 5.75%, due 11/15/05-8/15/10.....  $27,500,000   $ 28,290,750
 6.50%, due 2/15/10..............    5,000,000      5,370,300
                                                 ------------
                                                   33,661,050
                                                 ------------
Total U.S. Government & Federal
 Agencies
 (Cost $119,488,038).............                 120,528,575
                                                 ------------
Total Long-Term Bonds
 (Cost $270,664,265).............                 274,485,675
                                                 ------------
SHORT-TERM
INVESTMENTS (4.1%)
COMMERCIAL PAPER (4.1%)
Campbell Soup Co.
 4.15%, due 7/2/01...............    6,656,000      6,654,465
Salomon Smith Barney Holdings
 3.82%, due 7/2/01...............    5,346,000      5,344,865
                                                 ------------
Total Short-Term Investments
 (Cost $11,999,330)..............                  11,999,330
                                                 ------------
Total Investments
 (Cost $282,663,595) (c).........         98.6%   286,485,005(d)
Cash and Other Assets,
 Less Liabilities................          1.4      4,031,622
                                   -----------   ------------
Net Assets.......................        100.0%  $290,516,627
                                   ===========   ============

------------
(a) May be sold to institutional investors only.
(b) Long-term security maturing within the subsequent twelve month period.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.
(d) At June 30, 2001 net unrealized appreciation was $3,821,410, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,742,860 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,921,450.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2001 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $282,663,595).........   $286,485,005
Cash.....................................            161
Receivables:
  Investment securities sold.............      6,441,000
  Interest...............................      4,204,401
  Fund shares sold.......................        221,220
                                            ------------
        Total assets.....................    297,351,787
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      6,653,698
  Adviser................................         57,304
  Administrator..........................         45,843
  Shareholder communication..............         42,983
  Fund shares redeemed...................          7,811
Accrued expenses.........................         27,521
                                            ------------
        Total liabilities................      6,835,160
                                            ------------
Net assets applicable to outstanding
  shares.................................   $290,516,627
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 200 million shares authorized...   $    222,021
Additional paid-in capital...............    286,950,061
Accumulated undistributed net investment
  income.................................      8,034,998
Accumulated net realized loss on
  investments............................     (8,511,863)
Net unrealized appreciation on
  investments............................      3,821,410
                                            ------------
Net assets applicable to outstanding
  shares.................................   $290,516,627
                                            ============
Shares of capital stock outstanding......     22,202,102
                                            ============
Net asset value per share outstanding....   $      13.09
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  8,716,701
                                            ------------
Expenses:
  Advisory...............................        337,341
  Administration.........................        269,873
  Shareholder communication..............         32,247
  Professional...........................         24,636
  Directors..............................          4,476
  Portfolio pricing......................          3,652
  Miscellaneous..........................          9,478
                                            ------------
        Total expenses...................        681,703
                                            ------------
Net investment income....................      8,034,998
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........        129,954
Net change in unrealized appreciation on
  investments............................      2,091,981
                                            ------------
Net realized and unrealized gain on
  investments............................      2,221,935
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 10,256,933
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 (Unaudited) and the year ended December 31, 2000

                                                                  2001           2000
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  8,034,998   $ 16,338,319
  Net realized gain (loss) on investments...................       129,954     (5,130,567)
  Net change in unrealized appreciation on investments......     2,091,981     12,579,168
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    10,256,933     23,786,920
                                                              ------------   ------------
Dividends to shareholders:
  From net investment income................................       (92,583)   (16,305,703)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    37,323,595     14,477,281
  Net asset value of shares issued to shareholders in
    reinvestment of dividends...............................        92,583     16,305,703
                                                              ------------   ------------
                                                                37,416,178     30,782,984
  Cost of shares redeemed...................................   (14,636,459)   (68,052,765)
                                                              ------------   ------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................    22,779,719    (37,269,781)
                                                              ------------   ------------
Net increase (decrease) in net assets.......................    32,944,069    (29,788,564)
NET ASSETS:
Beginning of period.........................................   257,572,558    287,361,122
                                                              ------------   ------------
End of period...............................................  $290,516,627   $257,572,558
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $  8,034,998   $     92,583
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                                 YEAR ENDED DECEMBER 31
                                  2001*              2000           1999           1998           1997           1996
                               ------------------------------------------------------------------------------------------
Net asset value at beginning
  of period..................  $      12.59      $      12.24   $      13.23   $      13.14   $      12.83   $      13.42
                               ------------      ------------   ------------   ------------   ------------   ------------
Net investment income........          0.36              0.85           0.78           0.74           0.88           0.87
Net realized and unrealized
  gain (loss) on
  investments................          0.14              0.35          (0.99)          0.46           0.35          (0.59)
                               ------------      ------------   ------------   ------------   ------------   ------------
Total from investment
  operations.................          0.50              1.20          (0.21)          1.20           1.23           0.28
                               ------------      ------------   ------------   ------------   ------------   ------------
Less dividends and
  distributions:
  From net investment
    income...................         (0.00)(a)         (0.85)         (0.78)         (0.74)         (0.88)         (0.87)
  From net realized gain on
    investments..............            --                --          (0.00)(a)      (0.37)         (0.04)            --
                               ------------      ------------   ------------   ------------   ------------   ------------
Total dividends and
  distributions..............         (0.00)(a)         (0.85)         (0.78)         (1.11)         (0.92)         (0.87)
                               ------------      ------------   ------------   ------------   ------------   ------------
Net asset value at end of
  period.....................  $      13.09      $      12.59   $      12.24   $      13.23   $      13.14   $      12.83
                               ============      ============   ============   ============   ============   ============
Total investment return......          3.94%(b)          9.82%         (1.53%)         9.12%          9.65%          2.05%
Ratios (to average net
  assets)/ Supplemental Data:
  Net investment income......          5.95%+            6.37%          5.86%          5.86%          6.42%          6.31%
  Expenses...................          0.51%+            0.51%          0.50%          0.52%          0.50%          0.58%
Portfolio turnover rate......            31%               58%           161%           206%           187%           103%
Net assets at end of period
  (in 000's).................  $    290,517      $    257,573   $    287,361   $    277,392   $    228,949   $    226,375

------------
(a) Less than one cent per share.
(b) Total return is not annualized.
 +  Annualized.
 *  Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)

COMMON STOCKS (96.8%)+
                                    SHARES          VALUE
                                  ----------------------------
AEROSPACE/DEFENSE (2.2%)
General Dynamics Corp. .........      158,000   $   12,293,980
Lockheed Martin Corp. ..........      350,000       12,967,500
                                                --------------
                                                    25,261,480
                                                --------------
AIRLINES (0.5%)
AMR Corp. (a)...................      167,000        6,033,710
                                                --------------
ALUMINUM (1.2%)
Alcoa Inc. .....................      350,000       13,790,000
                                                --------------
BANKS (6.6%)
Bank of America Corp. ..........      315,000       18,909,450
Bank of New York Co., Inc.
 (The)..........................      238,600       11,452,800
First Union Corp. ..............      166,000        5,800,040
FleetBoston Financial Corp. ....      307,000       12,111,150
JP Morgan Chase & Co. ..........      387,600       17,286,960
Washington Mutual, Inc. ........      316,500       11,884,575
                                                --------------
                                                    77,444,975
                                                --------------
BEVERAGES--ALCOHOLIC (1.2%)
Anheuser-Busch Cos., Inc. ......      332,000       13,678,400
                                                --------------
BIOTECHNOLOGY (0.6%)
Genentech, Inc. (a).............      136,000        7,493,600
                                                --------------
BROADCAST/MEDIA (5.0%)
Charter Communications, Inc.
 (a)............................      217,900        5,087,965
Clear Channel Communications,
 Inc. (a).......................      374,543       23,483,846
Comcast Corp. Special Class A
 (a)............................      292,500       12,694,500
USA Networks, Inc. (a)..........      594,000       16,744,860
                                                --------------
                                                    58,011,171
                                                --------------
CHEMICALS (0.8%)
Dow Chemical Co. (The)..........      300,000        9,975,000
                                                --------------
COMMUNICATIONS--EQUIPMENT (1.9%)
Cisco Systems, Inc. (a).........      299,500        5,450,900
Nokia Corp. PLC ADR (b).........      375,000        8,265,000
QUALCOMM Inc. (a)...............      145,500        8,508,840
                                                --------------
                                                    22,224,740
                                                --------------
COMPUTER SOFTWARE & SERVICES (7.2%)
Computer Associates
 International, Inc. ...........      190,000        6,840,000
Compuware Corp. (a).............      560,000        7,834,400
Concord EFS, Inc. (a)...........      249,000       12,950,490
Fiserv, Inc. (a)................      300,000       19,194,000
Microsoft Corp. (a).............      334,100       24,389,300
SunGard Data Systems Inc. (a)...      422,600       12,682,226
                                                --------------
                                                    83,890,416
                                                --------------


------------
+ Percentages indicated are based on Portfolio net assets.

                                      SHARES        VALUE
                                  ----------------------------
COMPUTER SYSTEMS (4.4%)
Dell Computer Corp. (a).........      416,000   $   10,878,400
EMC Corp. (a)...................      160,000        4,648,000
International Business
 Machines Corp. ................      144,000       16,272,000
Lexmark International, Inc.
 (a)............................      298,000       20,040,500
                                                --------------
                                                    51,838,900
                                                --------------
CONGLOMERATES (1.3%)
Textron Inc. ...................      276,000       15,191,040
                                                --------------
COSMETICS/PERSONAL CARE (1.1%)
Avon Products, Inc. ............      277,000       12,819,560
                                                --------------
ELECTRIC POWER COMPANIES (2.0%)
Duke Energy Corp. ..............      150,000        5,851,500
Exelon Corp. ...................      145,000        9,297,400
Mirant Corp. (a)................      252,000        8,668,800
                                                --------------
                                                    23,817,700
                                                --------------
ELECTRICAL EQUIPMENT (2.4%)
General Electric Co. ...........      583,000       28,421,250
                                                --------------
ELECTRONICS--COMPONENTS (1.6%)
SPX Corp. (a)...................      146,700       18,363,906
                                                --------------
ELECTRONICS--SEMICONDUCTORS (6.0%)
Advanced Micro Devices, Inc.
 (a)............................      400,000       11,552,000
Applied Materials, Inc. (a).....      200,000        9,820,000
Intel Corp. ....................      420,000       12,285,000
Micron Technology, Inc. (a).....      220,000        9,042,000
Novellus Systems, Inc. (a)......      168,300        9,557,757
Teradyne, Inc. (a)..............      211,400        6,997,340
Texas Instruments Inc. .........      344,500       10,851,750
                                                --------------
                                                    70,105,847
                                                --------------
ENGINEERING & CONSTRUCTION (0.4%)
Fluor Corp. ....................      103,000        4,650,450
                                                --------------
ENTERTAINMENT (2.5%)
AOL Time Warner, Inc. (a).......      290,000       15,370,000
Viacom, Inc. Class B (a)........      260,400       13,475,700
                                                --------------
                                                    28,845,700
                                                --------------
FINANCE (6.3%)
Ambac Financial Group, Inc. ....      115,000        6,693,000
Citigroup Inc. .................      393,984       20,818,115
Freddie Mac.....................      290,000       20,300,000
Morgan Stanley Dean Witter &
 Co. ...........................      165,000       10,597,950
USA Education Inc. .............      208,000       15,184,000
                                                --------------
                                                    73,593,065
                                                --------------
FOOD (0.6%)
Archer-Daniels-Midland Co. .....      550,000        7,150,000
                                                --------------
FOOD & HEALTH CARE DISTRIBUTORS (0.3%)
McKesson HBOC, Inc. ............       93,200        3,459,584
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                             SHARES VALUE
                                  ----------------------------
HEALTH CARE--DRUGS (3.8%)
Elan Corp., PLC ADR (a)(b)......      210,000   $   12,810,000
Pharmacia Corp. ................      202,300        9,295,685
Schering-Plough Corp. ..........      250,000        9,060,000
Watson Pharmaceuticals, Inc.
 (a)............................      220,000       13,560,800
                                                --------------
                                                    44,726,485
                                                --------------
HEALTH CARE--MEDICAL PRODUCTS (4.2%)
Baxter International Inc. ......      290,000       14,210,000
Boston Scientific Corp. (a).....      787,000       13,379,000
Stryker Corp....................      184,000       10,092,400
Varian Medical Systems, Inc.
 (a)............................      161,000       11,511,500
                                                --------------
                                                    49,192,900
                                                --------------
HEALTH CARE--MISCELLANEOUS (2.7%)
Amgen Inc. (a)..................      182,000       11,043,760
Johnson & Johnson...............      412,000       20,600,000
                                                --------------
                                                    31,643,760
                                                --------------
HEAVY DUTY TRUCKS & PARTS (1.0%)
Eaton Corp. ....................      172,000       12,057,200
                                                --------------
HOTEL/MOTEL (3.2%)
Carnival Corp. .................      404,000       12,402,800
Harrah's Entertainment, Inc.
 (a)............................      332,000       11,719,600
Starwood Hotels & Resorts
 Worldwide, Inc. ...............      360,000       13,420,800
                                                --------------
                                                    37,543,200
                                                --------------
INSURANCE (3.1%)
Allstate Corp. (The)............      279,600       12,299,604
American International
 Group, Inc. ...................      143,425       12,334,550
Lincoln National Corp. .........      226,000       11,695,500
                                                --------------
                                                    36,329,654
                                                --------------
INVESTMENT BANK/BROKERAGE (0.9%)
Goldman Sachs Group, Inc.
 (The)..........................      120,000       10,296,000
                                                --------------
MANUFACTURING (1.2%)
Illinois Tool Works Inc. .......      220,000       13,926,000
                                                --------------
OFFICE EQUIPMENT & SUPPLIES (0.8%)
Pitney Bowes Inc. ..............      215,100        9,060,012
                                                --------------
OIL & GAS SERVICES (2.3%)
Baker Hughes Inc. ..............      280,000        9,380,000
Schlumberger Ltd. ..............      185,000        9,740,250
Transocean Sedco Forex Inc. ....      200,000        8,250,000
                                                --------------
                                                    27,370,250
                                                --------------

                                             SHARES VALUE
                                  ----------------------------
OIL--INTEGRATED DOMESTIC (0.9%)
USX-Marathon Group..............      366,000   $   10,800,660
                                                --------------
OIL--INTEGRATED INTERNATIONAL (1.3%)
Chevron Corp. ..................      170,000       15,385,000
                                                --------------
PAPER & FOREST PRODUCTS (0.5%)
International Paper Co. ........      175,000        6,247,500
                                                --------------
PERSONAL LOANS (1.0%)
Household International,
 Inc. ..........................      176,600       11,779,220
                                                --------------
POLLUTION CONTROL (1.3%)
Waste Management, Inc. (a)......      510,000       15,718,200
                                                --------------
RAILROADS (1.0%)
Burlington Northern Santa Fe
 Corp. .........................      380,000       11,464,600
                                                --------------
RETAIL (5.8%)
Federated Department
 Stores, Inc. (a)...............      276,100       11,734,250
Kroger Co. (The) (a)............      450,000       11,250,000
Lowe's Cos., Inc. ..............      200,000       14,510,000
Office Depot, Inc. (a)..........      291,500        3,025,770
Target Corp. ...................      370,000       12,802,000
Wal-Mart Stores, Inc. ..........      300,000       14,640,000
                                                --------------
                                                    67,962,020
                                                --------------
STEEL (1.1%)
Nucor Corp. ....................      259,700       12,696,733
                                                --------------
TELECOMMUNICATIONS (0.4%)
Sprint Corp. (PCS Group) (a)....      180,000        4,347,000
                                                --------------
TELEPHONE (2.9%)
Qwest Communications
 International Inc. ............      300,000        9,561,000
SBC Communications Inc. ........      315,000       12,618,900
Verizon Communications Inc. ....      210,000       11,235,000
                                                --------------
                                                    33,414,900
                                                --------------
TOYS (1.3%)
Mattel, Inc. (a)................      790,000       14,946,800
                                                --------------
Total Common Stocks
 (Cost $1,033,690,504)..........                 1,132,968,588
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM
INVESTMENTS (5.4%)
                                   PRINCIPAL
                                    AMOUNT          VALUE
                                  ----------------------------
COMMERCIAL PAPER (5.4%)
Duke Energy Corp.
 3.71%, due 7/5/01..............  $12,985,000   $   12,978,306
Ford Motor Credit Co.
 3.65%, due 7/10/01.............    5,032,000        5,026,896
Honeywell International Inc.
 4.25%, due 7/2/01..............   30,513,000       30,505,795
JP Morgan Chase & Co.
 3.75%, due 7/9/01..............    7,866,000        7,858,622
Salomon, Smith Barney Holdings
 Inc.
 3.90%, due 7/2/01..............    7,216,000        7,214,435
                                                --------------
Total Short-Term Investments
 (Cost $63,584,054).............                    63,584,054
                                                --------------
Total Investments
 (Cost $1,097,274,558) (c)......        102.2%   1,196,552,642(d)
Liabilities in Excess of Cash
 and Other Assets...............         (2.2)     (26,201,663)
                                  -----------   --------------
Net Assets......................        100.0%  $1,170,350,979
                                  ===========   ==============

------------
(a) Non-income producing security.
(b) ADR--American Depositary Receipt.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.
(d) At June 30, 2001 net unrealized appreciation was $99,278,084, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $161,305,577 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $62,027,493.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2001 (Unaudited)
STATEMENT OF OPERATIONS
For the six months ended June 30, 2001 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $1,097,274,558).....   $1,196,552,642
Receivables:
  Investment securities sold...........       33,207,000
  Dividends and interest...............          808,737
  Fund shares sold.....................          489,909
                                          --------------
        Total assets...................    1,231,058,288
                                          --------------
LIABILITIES:
Payables:
  Investment securities purchased......       59,913,518
  Shareholder communication............          241,183
  Adviser..............................          233,737
  Administrator........................          186,989
  Fund shares redeemed.................           88,220
  Custodian............................            1,276
Accrued expenses.......................           42,386
                                          --------------
        Total liabilities..............       60,707,309
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,170,350,979
                                          ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized...........................   $      542,202
Additional paid-in capital.............    1,033,854,656
Accumulated undistributed net
  investment income....................        3,489,083
Accumulated undistributed net realized
  gain on investments..................       33,186,954
Net unrealized appreciation on
  investments..........................       99,278,084
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,170,350,979
                                          ==============
Shares of capital stock outstanding....       54,220,227
                                          ==============
Net asset value per share
  outstanding..........................   $        21.59
                                          ==============

INVESTMENT INCOME:
Income:
  Dividends (a)........................   $    5,497,902
  Interest.............................          931,020
                                          --------------
        Total income...................        6,428,922
                                          --------------
Expenses:
  Advisory.............................        1,477,184
  Administration.......................        1,181,747
  Shareholder communication............          185,658
  Professional.........................           51,149
  Directors............................           21,507
  Miscellaneous........................           22,594
                                          --------------
        Total expenses.................        2,939,839
                                          --------------
Net investment income..................        3,489,083
                                          --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments.......       32,913,489
Net change in unrealized appreciation
  on investments.......................     (184,307,214)
                                          --------------
Net realized and unrealized loss on
  investments..........................     (151,393,725)
                                          --------------
Net decrease in net assets resulting
  from operations......................   $ (147,904,642)
                                          ==============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $15,026.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 (Unaudited) and the year ended December 31, 2000

                                                                   2001             2000
                                                              -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $    3,489,083   $    7,550,376
  Net realized gain on investments..........................      32,913,489      121,216,298
  Net change in unrealized appreciation on investments......    (184,307,214)    (175,205,177)
                                                              --------------   --------------
  Net decrease in net assets resulting from operations......    (147,904,642)     (46,438,503)
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income................................              --       (7,585,635)
  From net realized gain on investments.....................              --     (121,216,298)
                                                              --------------   --------------
    Total dividends and distributions to shareholders.......              --     (128,801,933)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares..........................      69,615,919      248,878,582
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............              --      128,801,933
                                                              --------------   --------------
                                                                  69,615,919      377,680,515
  Cost of shares redeemed...................................     (82,993,846)    (183,712,009)
                                                              --------------   --------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................     (13,377,927)     193,968,506
                                                              --------------   --------------
Net increase (decrease) in net assets.......................    (161,282,569)      18,728,070
NET ASSETS:
Beginning of period.........................................   1,331,633,548    1,312,905,478
                                                              --------------   --------------
End of period...............................................  $1,170,350,979   $1,331,633,548
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  period....................................................  $    3,489,083   $           --
                                                              ==============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                       SIX MONTHS
                                         ENDED
                                        JUNE 30,                           YEAR ENDED DECEMBER 31
                                         2001*            2000          1999         1998         1997         1996
                                       --------------------------------------------------------------------------
Net asset value at beginning of
  period.............................  $   24.28       $    27.78    $    23.62   $    20.31   $    18.63   $    17.22
                                       ----------      ----------    ----------   ----------   ----------   ----------
Net investment income................       0.06             0.15          0.16         0.19         0.16         0.18
Net realized and unrealized gain
  (loss) on
  investments........................      (2.75)           (1.06)         6.89         5.21         4.74         4.06
                                       ----------      ----------    ----------   ----------   ----------   ----------
Total from investment operations.....      (2.69)           (0.91)         7.05         5.40         4.90         4.24
                                       ----------      ----------    ----------   ----------   ----------   ----------
Less dividends and distributions:
  From net investment income.........         --            (0.15)        (0.16)       (0.19)       (0.16)       (0.18)
  From net realized gain on
    investments......................         --            (2.44)        (2.73)       (1.90)       (3.06)       (2.65)
                                       ----------      ----------    ----------   ----------   ----------   ----------
Total dividends and distributions....         --            (2.59)        (2.89)       (2.09)       (3.22)       (2.83)
                                       ----------      ----------    ----------   ----------   ----------   ----------
Net asset value at end of period.....  $   21.59       $    24.28    $    27.78   $    23.62   $    20.31   $    18.63
                                       ==========      ==========    ==========   ==========   ==========   ==========
Total investment return..............     (11.09%)(a)       (3.34%)       29.96%       26.59%       26.75%       24.50%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income..............       0.59%+           0.55%         0.63%        0.84%        0.80%        0.98%
  Expenses...........................       0.50%+           0.50%         0.49%        0.51%        0.50%        0.58%
Portfolio turnover rate..............         54%              77%           71%          69%         103%         104%
Net assets at end of period (in
  000's).............................  $1,170,351      $1,331,634    $1,312,905   $  996,736   $  759,054   $  564,685

------------

(a)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company. Cash Management Portfolio, which commenced operations on January 29, 1993, and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Portfolios"; each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

The investment objectives for each of the Portfolios of the Fund are as follows:

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Bond: to seek the highest income over the long term consistent with preservation of principal.

Growth Equity: to seek long-term growth of capital, with income as a secondary consideration.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Fund:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is calculated for each Portfolio by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Portfolio's total assets, less liabilities, by the total number of outstanding shares of that Portfolio. Each Portfolio's net asset value will fluctuate, and although the Cash Management Portfolio seeks to preserve the value of your investment of $1.00 per share, an investor could lose money by investing in any Portfolio. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the National Association of Securities Dealers NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected

                                                   MAINSTAY VP SERIES FUND, INC.

by the Adviser (see Note 3) if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

                                      (C)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Portfolios are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Prior to January 1, 2001, premiums on securities purchased were not amortized for any Portfolio except Cash Management Portfolio which amortized the premium on the constant yield method over the life of the respective securities.

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on any Portfolio's total net assets.

                                      (D)

SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans would be secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios would receive compensation for lending their securities in the form of fees or they would retain a portion of interest on the investment of any cash received as collateral. The Portfolios would also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan would be for the account of the Portfolios.

Cash collateral received by the Portfolios would be invested in investment grade commercial paper, or other securities in accordance with the Portfolios' Securities Lending Procedures. Such investments would be included as an asset, and the obligation to return the cash collateral would be recorded as a liability in the Statement of Assets and Liabilities. While the Portfolios would invest cash collateral in investment grade securities or other "high quality" investment vehicles, the Portfolios would bear the risk that liability for the collateral may exceed the value of the investment.

Net income earned for securities lending transactions would be included as interest income on the Statement of Operations.

                                      (E)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (F)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

                                      (G)

EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except when direct allocations of expenses can be made.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATION FEES. Prior to February 13, 2001, MacKay Shields LLC ("MacKay Shields") acted as investment adviser to Cash Management Portfolio under an Investment Advisory Agreement. Effective February 13, 2001, New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life, replaced MacKay Shields as investment adviser, pursuant to a Substitution Agreement. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as sub-adviser to Cash Management Portfolio under a Sub-Advisory Agreement with NYLIM. Prior to December 22, 2000, Madison Square Advisors LLC ("Madison Square Advisors") acted as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory Agreement. Effective December 22, 2000, NYLIM replaced Madison Square Advisors as investment adviser pursuant to a Substitution Agreement and these Portfolios will be advised by NYLIM directly, without a sub-adviser. The substitutions had no effect on investment personnel, investment strategies or fees of the Portfolios.

Prior to February 13, 2001, NYLIAC was administrator for the Fund. Effective February 13, 2001, NYLIM replaced NYLIAC as administrator under a Substitution Agreement.

                                                   MAINSTAY VP SERIES FUND, INC.

The Fund, on behalf of each Portfolio, pays the Adviser and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                               ADVISER   ADMINISTRATOR
                                                               -------   -------------
Cash Management Portfolio...................................    0.25%        0.20%
Bond Portfolio..............................................    0.25%        0.20%
Growth Equity Portfolio.....................................    0.25%        0.20%

Pursuant to the terms of the Sub-Advisory Agreement between NYLIM and MacKay Shields, NYLIM pays MacKay Shields a monthly fee at an annual rate of average daily net assets of Cash Management Portfolio of 0.25%.

                                      (B)

DIRECTORS FEES. Directors, other than those affiliated with NYLIM, New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual fee of $35,000, and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Fund allocates this expense in proportion to the net assets of the respective Portfolios.

                                      (C)

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM are charged to the Portfolios. For the six months ended June 30, 2001 these fees accrued, in the following amounts, were included in Professional fees shown on the Statement of Operations:

Cash Management Portfolio...................................   $ 4,059
Bond Portfolio..............................................     3,117
Growth Equity Portfolio.....................................    12,812

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 2000, for federal income tax purposes, capital loss carryforwards were available to the extent provided by regulations to offset future realized gains of Bond Portfolio, in the amount of approximately $3,451,000 and $5,186,000, through the years 2007 and 2008, respectively. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

--------------------------------------------------------------------------------
NOTE 5--Line of Credit:
--------------------------------------------------------------------------------

Bond and Growth Equity Portfolios participate in a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Portfolios pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the six months ended June 30, 2001.

NOTE 6--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the six months ended June 30, 2001, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                      BOND                 GROWTH EQUITY
                                                                    PORTFOLIO                PORTFOLIO
                                                              PURCHASES     SALES     PURCHASES      SALES
                                                              ---------------------------------------------

U.S. Government Securities..................................  $ 57,767    $ 41,822    $       --   $       --
All others..................................................    63,284      38,085       628,025      646,946
                                                               ---------------------------------------------
Total.......................................................  $121,051    $ 79,907    $  628,025   $  646,946
                                                               =============================================

--------------------------------------------------------------------------------
NOTE 7--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

T
    ransactions in capital shares for the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                                        CASH MANAGEMENT              BOND              GROWTH EQUITY
                                                           PORTFOLIO               PORTFOLIO             PORTFOLIO
                                                       2001         2000        2001       2000       2001       2000
                                                    ---------------------------------------------------------------

Shares sold.......................................   1,053,843    1,228,630     2,874      1,135      3,160      8,922
Shares issued in reinvestment of
  dividends and distributions.....................       6,807       18,471         7      1,296         --      5,256
                                                    ---------------------------------------------------------------
                                                     1,060,650    1,247,101     2,881      2,431      3,160     14,178
Shares redeemed...................................  (1,009,370)  (1,395,657)   (1,132)    (5,450)    (3,793)    (6,594)
                                                    ---------------------------------------------------------------
Net increase (decrease)...........................      51,280     (148,556)    1,749     (3,019)      (633)     7,584
                                                    ===============================================================

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                                        51

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   MAINSTAY VP SERIES FUND, INC.

                            OFFICERS AND DIRECTORS*
                        Richard M. Kernan, Jr., Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        John A. Weisser, Director
                        Richard W. Zuccaro, Tax Vice President
                        Patrick J. Farrell, Treasurer, Chief Financial and Accounting Officer
                        Richard D. Levy, Controller

                               INVESTMENT ADVISER
                        New York Life Investment Management LLC

                                 ADMINISTRATOR
                        New York Life Investment Management LLC

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A.

                            INDEPENDENT ACCOUNTANTS
                        PricewaterhouseCoopers LLP

* As of June 30, 2001.

The financial information included herein is taken from the records of the Funds without examination by the Funds' independent accountants, who do not express an opinion thereon.

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       NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
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